SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-D Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-09                  13-4186204/6203
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                              Series 2001-D Trust

On September 25, 2003, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-D Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-D Trust relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-D Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    4.992000%             0.00          0.00            0.00       0.00       0.00
                        A2                  0.00    5.947000%             0.00          0.00            0.00       0.00       0.00
                        A3         50,195,004.55    6.086000%     8,995,810.76    250,402.98    9,246,213.73       0.00   4,169.35
                        AIO        59,262,007.27    0.070441%             0.00      3,421.75        3,421.75       0.00      56.97
Residual                AR                  0.00    6.169187%             0.00          0.88            0.88       0.00       0.00
                        ALR                 0.00    6.169187%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,546,673.20    6.169187%       376,312.75     22,991.58      399,304.33       0.00     382.82
                        B2          1,558,963.14    6.169187%       129,030.10      7,883.35      136,913.45       0.00     131.26
                        B3          1,039,654.62    6.169187%        86,048.69      5,257.32       91,306.01       0.00      87.54
                        B4            779,222.18    6.169187%        64,493.58      3,940.36       68,433.95       0.00      65.61
                        B5            519,827.31    6.169187%        43,024.35      2,628.66       45,653.01       0.00      43.77
                        B6            638,429.67    6.169187%        52,840.66      3,228.41       56,069.07      -0.00      53.75
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         59,277,774.67     -            9,747,560.90    299,755.28   10,047,316.18     -        4,991.08
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2                  0.00              0.00
                                A3         41,199,193.79          4,169.35
                                AIO        49,530,213.77             56.97
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,170,360.45            382.82
                                B2          1,429,933.04            131.26
                                B3            953,605.93             87.54
                                B4            714,728.59             65.61
                                B5            476,802.96             43.77
                                B6            585,589.01             53.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         49,530,213.77          4,991.08
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-D Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     4.992000% 060506U67     0.000000      0.000000      0.000000
                           A2              0.00     5.947000% 060506U75     0.000000      0.000000      0.000000
                           A3     50,195,004.55     6.086000% 060506U83    59.847310      1.665880    274.089906
                           AIO    59,262,007.27     0.070441% 060506V33     0.000000      0.006832     98.893826
Residual                   AR              0.00     6.169187% 060506U91     0.000000     17.699660      0.000000
                           ALR             0.00     6.169187% 060506V25     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,546,673.20     6.169187% 060506V41    42.938470      2.623411    475.851261
                           B2      1,558,963.14     6.169187% 060506V58    42.938470      2.623411    475.851261
                           B3      1,039,654.62     6.169187% 060506V66    42.938470      2.623411    475.851261
                           B4        779,222.18     6.169187% 060506V74    42.938470      2.623411    475.851261
                           B5        519,827.31     6.169187% 060506V82    42.938470      2.623411    475.851261
                           B6        638,429.67     6.169187% 060506V90    42.187218      2.577512    467.525755
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      59,277,774.67       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-D Trust
                         Bank of America, NA, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        49,530,213.77    49,530,213.77
Loan count                    114              114
Avg loan rate           6.835187%             6.84
Prepay amount        9,682,680.23     9,682,680.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        15,410.35        15,410.35
Sub servicer fees            0.00             0.00
Trustee fees               148.19           148.19


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses       12,788.23        12,788.23

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       1,944,185.66     1,944,185.66


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           85.765273%           100.000000%             50,195,004.55
   -----------------------------------------------------------------------------
   Junior           14.234727%             0.000000%              8,331,019.98
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   791,144.84
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   696,034.93

Totals:                                 3                 1,487,179.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,047,316.18         10,047,316.18
Principal remittance amount            9,747,560.90          9,747,560.90
Interest remittance amount               299,755.28            299,755.28